                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         Mercury Computer Systems, Inc.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                         MERCURY COMPUTER SYSTEMS, INC.
                               199 RIVERNECK ROAD
                              CHELMSFORD, MA 01824
                                 (978) 256-1300

                                                                October 17, 2002

Dear Stockholder:

     Mercury Computer Systems, Inc. (the "Corporation") will hold a Special Meeting of Stockholders (the "Meeting") in lieu of the 2002 Annual Meeting of Stockholders on November 19, 2002 beginning at 10:00 a.m. at the Boston Museum of Science, Science Park, Boston, Massachusetts. We look forward to your attending either in person or by proxy. The Notice of Meeting, the Proxy Statement and the Proxy Card from the Board of Directors are enclosed. These materials provide further information concerning the Meeting.

     This year's Meeting will be a business meeting only with no additional presentations from the Company's business unit executives. The agenda for the Meeting includes (i) election of Class II Directors, and (ii) authorization of an increase in the number of shares issuable pursuant to the Corporation's 1997 Stock Option Plan (the "1997 Plan"). The Board of Directors recommends that you vote FOR the election of the slate of nominees for directors, and FOR the authorization of the increase in the number of shares issuable pursuant to the 1997 Plan.

     Please refer to the enclosed Proxy Statement for detailed information on each of these proposals. If you have any further questions concerning the Meeting or any of the proposals, please feel free to contact the Corporation at
(978) 256-1300. Your vote is important. Whether or not you expect to attend the Meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy.

     On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in our Company.

                                          Sincerely yours,

                                          /s/ James R. Bertelli
                                          JAMES R. BERTELLI
                                          President and Chief Executive Officer

                         MERCURY COMPUTER SYSTEMS, INC.
            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF THE
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 19, 2002

To the Stockholders:

     A Special Meeting of the Stockholders of MERCURY COMPUTER SYSTEMS, INC. in lieu of the 2002 Annual Meeting of Stockholders will be held on Tuesday, November 19, 2002 at 10:00 a.m. at The Boston Museum of Science, Science Park, Boston, Massachusetts, for the following purposes:

          1. To elect Dr. Gordon Baty as a Director for a term of three years, as more fully described in the accompanying Proxy Statement.

          2. To elect Mr. Sherman Mullin as a Director for a term of three years, as more fully described in the accompanying Proxy Statement.

          3. To consider and act upon a proposal to approve an amendment to the Corporation's 1997 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, from 5,650,000 shares to 6,650,000 shares.

          4. To consider and act upon any other business which may properly come before the meeting.

     The Board of Directors has fixed the close of business on September 27, 2002 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                          By order of the Board of Directors

                                          /s/ Anthony J. Medaglia, Jr.
                                          ANTHONY J. MEDAGLIA, JR.
                                          Clerk

Chelmsford, Massachusetts
October 17, 2002

                         MERCURY COMPUTER SYSTEMS, INC.

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mercury Computer Systems, Inc. (the "Corporation") for use at the Special Meeting of Stockholders in lieu of the 2002 Annual Meeting of Stockholders to be held on Tuesday, November 19, 2002, at the time and place set forth in the notice of the meeting, and at any adjournments thereof (the "Meeting"). The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is October 17, 2002.

                       VOTING AND REVOCABILITY OF PROXIES

     If the enclosed proxy is properly executed and is received prior to the Meeting, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted for the election of Directors as set forth in this Proxy Statement and for the proposal to amend the Mercury Computer Systems, Inc. 1997 Stock Option Plan. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Clerk of the Corporation any time before the proxy is exercised.

     The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. The election of the nominees for Director will be decided by plurality vote. The proposal to amend the 1997 Stock Option Plan requires the affirmative vote of a majority of voting shares present in person or represented by proxy at the Meeting (following the determination of a quorum). Both abstentions and broker "non-votes" are counted as present for the purposes of determining the existence of a quorum for the transaction of business. However, for purposes of determining the number of shares voting on a particular proposal, abstentions and broker "non-votes" are not counted as votes cast or shares voting.

     The Corporation's principal executive offices are located at 199 Riverneck Road, Chelmsford, Massachusetts 01824, telephone number (978) 256-1300.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on September 27, 2002 are entitled to notice of and to vote at the Meeting. On that date the Corporation had outstanding and entitled to vote 21,150,061 shares of Common Stock, par value $.01 per share. Each outstanding share of the Corporation's Common Stock entitles the record holder to one vote.

                      PROPOSAL TO ELECT CLASS II DIRECTORS

     Pursuant to Massachusetts law, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. Presently, the Board of Directors consists of eight members, with Dr. Albert Belle Isle, Mr. James A. Dwyer and Mr. Melvin Sallen serving as Class I Directors; Dr. Gordon Baty and Mr. Sherman Mullin serving as Class II Directors; and Mr. James Bertelli, Mr. Russell K. Johnsen and Mr. Richard P. Wallace serving as Class III Directors. The terms of the Class I, Class II and Class III Directors expire in 2004, 2002, and 2003, respectively. Following expiration of its respective current term, each class is then nominated for election for a subsequent three-year term.

     It is proposed that the Class II nominees listed below, whose terms expire at this Meeting, be elected to serve a term of three years and until their successors are duly elected and qualified or until they sooner die, resign or are removed.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II NOMINEES LISTED BELOW. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the Class II nominees named below. If any such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend. Dr. Baty and Mr. Mullin are not related to any Executive Officer of the Corporation or its subsidiaries.

                                             YEAR FIRST
                                             ELECTED A    POSITION WITH THE CORPORATION OR PRINCIPAL
           NAME OF NOMINEE              AGE   DIRECTOR        OCCUPATION DURING PAST FIVE YEARS
           ---------------              ---  ----------   ------------------------------------------
NOMINATED FOR A TERM ENDING IN 2005:
Dr. Gordon B. Baty....................  63      1983      Dr. Baty has been a partner of Zero Stage
                                                          Capital Co., Inc., a venture capital firm,
                                                          since 1986. Dr. Baty was the founder and
                                                          Chief Executive Officer of Icon
                                                          Corporation, Context Corporation, and
                                                          Wormser Engineering, Inc. Dr. Baty is also
                                                          a Director of nine private companies.

Sherman N. Mullin.....................  66      1994      Mr. Mullin served as President of Lockheed
                                                          Advanced Development Co., a defense
                                                          contractor, from 1990 through 1994. Mr.
                                                          Mullin currently serves as an ad-hoc
                                                          advisor to the U.S. Air Force Scientific
                                                          Advisory Board.


SERVING A TERM ENDING IN 2003:
James R. Bertelli.....................  62      1981      Mr. Bertelli co-founded the Corporation in
                                                          1981, and has served as the Corporation's
                                                          President, Chief Executive Officer, and a
                                                          Director since that time and has served as
                                                          the Chairman of the Board of Directors
                                                          since April 15, 2002. Prior to founding
                                                          the Corporation, Mr. Bertelli founded a
                                                          manufacturer's representative organization
                                                          after a brief period at Analogic
                                                          Corporation in sales management positions.
                                                          Prior to that, Mr. Bertelli served as a
                                                          marketing manager for Digital Equipment
                                                          Corporation's telephone industry products
                                                          group. After a tour of duty in the Army
                                                          Signal Corps, Mr. Bertelli began his
                                                          high-tech career with RCA Corporation as a
                                                          computer systems analyst, and later moved
                                                          into computer sales with RCA and Univac.

                                             YEAR FIRST
                                             ELECTED A    POSITION WITH THE CORPORATION OR PRINCIPAL
           NAME OF NOMINEE              AGE   DIRECTOR        OCCUPATION DURING PAST FIVE YEARS
           ---------------              ---  ----------   ------------------------------------------

Russell K. Johnsen....................  48      2001      Mr. Johnsen is currently the Vice
                                                          President, Corporate Business Development
                                                          at Analog Devices. Mr. Johnsen has held
                                                          various positions at Analog Devices since
                                                          1993. Prior to his years at Analog
                                                          Devices, Mr. Johnsen held positions at
                                                          National Semiconductor Corporation.

Richard P. Wallace....................  42      2002      Mr. Wallace is currently Executive Vice
                                                          President, Wafer Inspection Group at KLA-
                                                          Tencor Corp. Mr. Wallace has held various
                                                          positions at KLA-Tencor since 1988. Prior
                                                          to his years at KLA-Tencor, Mr. Wallace
                                                          held positions at Ultratech Stepper,
                                                          Cypress Semiconductor and Proctor &
                                                          Gamble.


SERVING A TERM ENDING IN 2004
Dr. Albert P. Belle Isle..............  59      1986      Dr. Belle Isle is an independent investor
                                                          in technology-based companies, was
                                                          President of Custom Silicon, Inc., a
                                                          semiconductor company, and has also served
                                                          as a Vice President of Wang laboratories,
                                                          Inc. and in various technical and business
                                                          management positions during fifteen years
                                                          with the General Electric Company.

James A. Dwyer........................  65      2000      Mr. Dwyer is currently President of
                                                          Wireless One Network, L.P., a former
                                                          cellular operator in Florida. Previously,
                                                          Mr. Dwyer was President of American
                                                          Cellular Telephone Corp., and Attorney and
                                                          Vice President, International Relations of
                                                          Western Union International. Mr. Dwyer
                                                          currently serves on the Board of Directors
                                                          of the Cellular Telecommunications
                                                          Industry Association, and was previously
                                                          Chairman of its Executive Committee and
                                                          Chairman of its Legislative and Regulatory
                                                          Committee.

Melvin Sallen.........................  74      1990      Mr. Sallen served as Senior Vice President
                                                          of Analog Devices, Inc. from 1966 through
                                                          1992. Since 1992, Mr. Sallen has served as
                                                          President of Komon International, Inc., an
                                                          international consulting company. Mr.
                                                          Sallen is also a director of Copley
                                                          Controls Corporation.

     Melvin Sallen has recently informed the Corporation of his intention to retire from the Board of Directors immediately following the Special Meeting of Stockholders in lieu of the 2002 Annual Meeting of Stockholders to be held on November 19, 2002. The Corporation wishes to thank Mr. Sallen for his diligent efforts and many contributions made to the Corporation as a Director since 1990.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During fiscal year 2002, there were ten (10) meetings of the Board of Directors of the Corporation, six (6) meetings of the Audit Committee (see below), eleven (11) meetings of the Compensation Committee (see below), and one
(1) meeting of the Nominating Committee (see below). All of the Directors attended at least seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board of Directors on which they served. Each Director who is not otherwise an employee of the Corporation receives cash compensation in the amount of $10,000 for the fiscal year, paid quarterly, plus an additional $2,500 for each meeting attended, as well as reimbursement for reasonable expenses incurred in connection with attendance at Board and committee meetings. In addition, committee members and the committee chairman receive an annual retainer of $1,000 and $1,750, respectively, as well as an additional $300 for attending a meeting not held on the same day as a meeting of the Board of Directors. The cash compensation paid to Directors in their capacity as such during fiscal year 2002 was as follows:

DIRECTOR                                                      CASH COMPENSATION
--------                                                      -----------------
Gordon B. Baty.............................................        $28,950
Albert P. Belle Isle.......................................        $28,950
James A. Dwyer.............................................        $22,800
Russell K. Johnsen.........................................        $21,600
Sherman N. Mullin..........................................        $26,300
Melvin Sallen..............................................        $27,050
Michael I. Schneider.......................................        $ 6,000

     In addition to cash compensation, Directors are also granted options pursuant to the Mercury Computer Systems, Inc. 1997 Stock Option Plan. During the year ended June 30, 2002, Directors Baty, Belle Isle, Dwyer, Johnsen, Mullin and Sallen were granted an option to purchase 2,020 shares at an exercise price of $37.15 per share; In addition, Directors Dwyer and Johnsen were granted an option to purchase 12,500 shares at an exercise price of $29.80 per share. In lieu of cash and other compensation to Director Wallace, the Corporation will make a charitable contribution in the amount of $5,000 to a non-profit institution.

     The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. The members of the Audit Committee are Dr. Baty, Dr. Belle Isle and Mr. Johnsen. The Audit Committee reviews the scope of the Corporation's engagement of its independent public accountant and their reports. The Audit Committee also meets with the financial staff of the Corporation to review accounting procedures and reports. The Compensation Committee was comprised of Messrs. Mullin, Sallen and Mr. Schneider until his death on September 6, 2001, and Mr. Dwyer commencing in November 2001. The Compensation Committee is authorized to review and make recommendations to the Board of Directors regarding the salaries and bonuses to be paid executive officers and to administer the Corporation's various stock option and stock purchase plans. The Nominating Committee was established in August 2001 to recommend nominees to the Board of Directors, and has recommended the nominees for election at the Meeting (with Dr. Baty abstaining from his own nomination). The members of the Nominating Committee are Dr. Baty, Dr. Belle Isle and Mr. Bertelli. The Nominating Committee will consider nominees recommended by stockholders. Stockholders who wish to submit names of candidates for consideration as nominees may submit an appropriate letter and resume to the Clerk of the Corporation at the Corporation's principal executive office in Chelmsford, Massachusetts pursuant to the Corporation's By-laws.

        PROPOSAL TO INCREASE THE SHARES RESERVED FOR ISSUANCE UNDER THE
           MERCURY COMPUTER SYSTEMS, INC. 1997 STOCK OPTION PLAN FROM
                      5,650,000 SHARES TO 6,650,000 SHARES

     There will be presented at the Meeting a proposal to approve an amendment to the Corporation's 1997 Stock Option Plan (the "1997 Stock Option Plan"), which amendment was approved by the Board of Directors on September 20, 2002, whereby the number of shares of Common Stock reserved for issuance under the 1997 Stock Option Plan was increased from 5,650,000 shares to 6,650,000 shares. As of August 31, 2002, options for the purchase of 4,183,406 shares of Common Stock were outstanding under the 1997 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED INCREASE IN SHARES OF
    COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1997 STOCK OPTION PLAN FROM
                     5,650,000 SHARES TO 6,650,000 SHARES.

             MERCURY COMPUTER SYSTEMS, INC. 1997 STOCK OPTION PLAN

     The 1997 Stock Option Plan (the "Plan") provides for the granting of both incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified options which are not intended to meet the requirements of the Code.

     The Plan is intended to encourage ownership of the stock of the Corporation by employees of, and other key individuals engaged to provide services to, the Corporation and its subsidiaries, including directors, to induce qualified personnel to enter and remain in the employ of, or otherwise provide services to, the Corporation or its subsidiaries and to provide additional incentive for optionees to promote the success of its business. The Plan is administered by a Committee (the "Committee"), consisting of two or more members of the Corporation's Board of Directors. The members of the Committee are appointed by the Board of Directors and the Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office, and may fill vacancies on the Committee, however caused. The present members of the Committee are Melvin J. Sallen, Chairman, James A. Dwyer and Sherman N. Mullin, c/o Mercury Computer Systems, Inc., 199 Riverneck Road, Chelmsford, Massachusetts, 01824. The Plan is viewed by management and the Corporation's Board of Directors as vital to attracting, retaining and motivating the talented individuals upon whom the Corporation's success depends.

     The amendment increased the number of shares of Common Stock reserved for issuance under the Plan from 5,650,000 shares to 6,650,000 shares. The maximum number of shares of the Corporation's Common Stock for which options may be granted under the Plan is subject to adjustments for capital changes. Shares issued under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury. As of August 31, 2002, options for the purchase of 4,183,406 shares of Common Stock were outstanding under the Plan and 407,107 shares were available for new grants under the Plan.

     Set forth below is a summary of other principal provisions of the Plan, a copy of which may be obtained from the Clerk of the Corporation upon request. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 5,650,000 SHARES TO 6,650,000 SHARES. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting in person or by proxy at the Meeting will be required for approval of the amendment to the 1997 Stock Option Plan.

     Options. The Plan provides that options designated as incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Corporation or any subsidiary.

Options designated as non-qualified options may be granted to officers, directors, employees, consultants and advisors of the Corporation or any of its subsidiaries.

     In determining the eligibility of an individual to be granted an option, as well as in determining the number of options to be granted to any individual, the Committee takes into account the position and responsibilities of the individual being considered, the nature and value to the Corporation or its subsidiaries of the individual's service and accomplishments, his or her present and potential contribution to the success of the Corporation or its subsidiaries and such other factors as the Committee deems relevant.

     The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Corporation shall not exceed 200,000, taking into account shares granted during such taxable period under options that have terminated.

     Terms and Provisions of Options. Options granted under the Plan are exercisable at such times and during such period as is set forth in the option agreement, but no option granted under the Plan can have a term in excess of 10 years from the date of grant. The option agreement may contain such provisions and conditions as may be determined by the Committee. The option exercise price for options designated as non-qualified stock options granted under the Plan is determined by the Committee, but in no event shall be less than 100% of the fair market value of the underlying Common Stock at the time such option is granted. The option exercise price for incentive stock options granted under the Plan shall be no less than fair market value of the Common Stock of the Corporation at the time the option is granted. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or shares of Common Stock of the Corporation owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or any combination thereof; provided, however, that the payment of the exercise price by delivery of shares of Common Stock of the Corporation owned by the optionee may be made only if the payment does not result in a charge to earnings for financial accounting purposes, as determined by the Committee.

     The right of any optionee to exercise an option granted under the Plan is not assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her; provided, however, that in the case of a non-qualified stock option, the Committee may permit transferability of such options on such terms and conditions as determined by the Committee and set forth in an option agreement.

     An option granted to any employee optionee who ceases to be an employee of the Corporation or one or its subsidiaries shall terminate ninety (90) days after the date such optionee ceases to be an employee of the Corporation or one of its subsidiaries. If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such an option will terminate immediately on the date the optionee ceases to be an employee of the Corporation or one of its subsidiaries. If such termination of employment is because the optionee has become permanently disabled, the option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee. In the event of the death of the optionee, the option shall terminate on the last day of the twelfth month from the date of death. If such termination of employment is because of the retirement of the optionee on or after attaining the minimum age, completing the minimum number of years of service, and satisfying of all other conditions specified for retirement status under the Company's Retirement Policy Statement as in effect at the time of the grant of the option, such option will terminate on the date that is five (5) years after the date the optionee ceases to be an employee of the Company or one of its subsidiaries. An option granted to a non-employee director, a consultant, or any other person who is not an employee of the Company or one of its subsidiaries shall be exercisable only to the extent so provided in the optionee's Agreement. In no event shall an option be exercisable after the date upon which it expires by its terms. The Committee has the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate.

     An option granted to an employee optionee who ceases to be an employee of the Corporation or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Corporation or one of its subsidiaries. In the event of the death of any optionee, the option granted to such optionee may be exercised by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

     Recapitalization; Reorganization; Change of Control. The Plan provides that the number and kind of shares as to which options may be granted thereunder and as to which outstanding options then unexercised shall be exercisable shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock. In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Corporation or a Change of Control as defined in the Plan, the purchaser of the Corporation's assets or stock may deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Corporation as a result of the sale, conveyance or Change of Control or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise has been made prior to such sale, conveyance or Change of Control, less the option price therefor.

     The Committee shall also have the power to accelerate the exercisability of any options, notwithstanding any limitations in the Plan or in the option agreement, upon such a sale, conveyance or Change of Control. In addition, in the event of a Change of Control, 50% of the unvested shares of each optionee with a minimum of 6 months' service will automatically be vested and in the event of a Change of Control not approved by the Board of Directors prior to such Change in Control, all of the shares will be fully vested immediately upon such Change of Control. Change of Control is defined in the Plan as having occurred if any of the following conditions have occurred: (1) the merger or consolidation of the Corporation with another entity where the Corporation is not the surviving entity and where after the merger or consolidation (i) its stockholders prior to the merger or consolidation hold less than 50% of the voting stock of the surviving entity and (ii) its Directors prior to the merger or consolidation are less than a majority of the Board of the surviving entity;
(2) the sale of all or substantially all of the Corporation's assets to a third party and subsequent to the transaction (i) its stockholders hold less than 50% of the stock of said third party and (ii) its Directors are less than a majority of the Board of said third party; (3) a transaction or series of related transactions, including a merger of the Corporation with another entity where the Corporation is the surviving entity, whereby 50% or more of the voting stock of the Corporation is transferred to parties who are not prior thereto stockholders or affiliates of the Corporation; or (4) the Continuing Directors shall not constitute a majority of the Board of Directors of the Corporation. The term "Continuing Directors" shall mean a member of the Board of Directors of the Corporation who either was a member of the Board of Directors of the Corporation on the date the Plan was adopted by the Board of Directors or who subsequently became a director of the Corporation and whose initial appointment, initial election or initial nomination for election by the Corporation's shareholders subsequent to such date was approved by a vote of a majority of the Continuing Directors then on the Board of Directors of the Corporation. Upon dissolution or liquidation of the Corporation, all options granted under the Plan shall terminate, but each optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable. The Committee shall have the right to accelerate the vesting of any option or take such other action with respect thereto as the Committee shall in its sole discretion determine in the event of any contemplated dissolution or liquidation of the Corporation.

     Termination and Amendment. Unless sooner terminated, the Plan shall terminate ten (10) years from June 5, 1997, the date upon which it was adopted by the Board of Directors. The Board of Directors may at any time terminate the Plan or make such modification or amendment as it deems advisable; provided, however, that the Board of Directors may not, without stockholder approval, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan or make any other change in the Plan which requires stockholder approval under applicable law or regulations.

TAX EFFECTS OF PLAN PARTICIPATION

     Options granted under the Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options.

     Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock's basis) and the amount received for such shares upon disposition.

     In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, if the optionee holds the stock as a capital asset, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

     For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

     The Corporation will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. However, upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Corporation will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

     The Internal Revenue Service will treat the exercise of an option with previously acquired stock of the Corporation as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional new shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

     Non-qualified Stock Options. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a non-qualified stock option. On the exercise by an optionee of a non-qualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) deductible for income tax purposes by the Corporation. The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the non-qualified stock option.

     The Internal Revenue Service will treat the exercise of a non-qualified stock option with already owned stock of the Corporation as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding period of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares and the optionees holding period for the additional new shares will commence on the date on which the shares are transferred.

     If the optionee holds the stock as a capital asset, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

     For all options, different tax rules may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934.

                               NEW PLAN BENEFITS

     It is not possible to state the persons who will receive options or awards under the Plan in the future, nor the amount of options or awards which will be granted thereunder. The following table provides information with respect to options granted under the Plan in the fiscal year ended June 30, 2002. See "Mercury Computer Systems, Inc. 1997 Stock Option Plan" for a description of the options which are provided for under the Plan.

                                                                           1997 PLAN
                 NAME AND POSITION                    DOLLAR VALUE (1)   STOCK OPTIONS   EXERCISE PRICE
                 -----------------                    ----------------   -------------   --------------
James R. Bertelli, President and CEO................    $ 1,870,841          78,820      $25.37-$37.15
John F. Alexander II, Senior Vice President,
  Treasurer and CFO.................................      1,851,408          80,000              32.08
Vincent A. Mancuso, Vice President and General
  Manager, Government Electronics Group.............        531,799          20,680       25.55- 37.15
Robert Becker, Senior Vice President, Engineering
  and Operations....................................        798,497          33,850       25.55- 37.15
Douglas F. Flood, Vice President, Corporate
  Development.......................................        319,795          12,810       25.55- 37.15

                                                                           1997 PLAN
                 NAME AND POSITION                    DOLLAR VALUE (1)   STOCK OPTIONS   EXERCISE PRICE
                 -----------------                    ----------------   -------------   --------------
All Executive Officers as a Group...................      5,372,340         226,160       25.37- 37.15
All Non-Executive Officer Directors.................        862,262          37,120       25.55- 37.15
Employees as a Group (excluding Executive
  Officers).........................................    $21,051,635        $887,680      $25.37-$40.85

---------------

(1) The dollar value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model utilizing the following weighted-average assumptions: (1) expected risk-free interest rate of 4.68% in 2002, (2) expected option life of 6 years; (3) expected stock volatility of 81% for June 30, 2002, and (4) expected dividend yield of 0.0.%.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of June 30, 2002 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

                                                                                                    (C)
                                                          (A)                 (B)                NUMBER OF
                                                       NUMBER OF           WEIGHTED        SECURITIES AVAILABLE
                                                   SECURITIES TO BE    AVERAGE EXERCISE     FOR FUTURE ISSUANCE
                                                      ISSUED UPON          PRICE OF            UNDER EQUITY
                                                      EXERCISE OF         OUTSTANDING       COMPENSATION PLANS
                                                      OUTSTANDING          OPTIONS,        (EXCLUDING SECURITIES
                                                   OPTIONS, WARRANTS     WARRANTS AND          REFLECTED IN
PLAN CATEGORY                                         AND RIGHTS            RIGHTS               COLUMN(A)
-------------                                      -----------------   -----------------   ---------------------
Equity compensation plans approved by security
  holders........................................      3,663,639            $25.46               1,489,779
Equity compensation plans not approved by
  security holders...............................             --                --                      --
                                                       ---------            ------               ---------
Total............................................      3,663,639            $25.46               1,489,779
                                                       =========            ======               =========

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 2002, Messrs. Mullin and Sallen served on the Compensation Committee of the Corporation's Board of Directors for the entire year. Mr. Schneider served on the Compensation Committee until his death on September 6, 2001, and Mr. Dwyer was appointed to the Compensation Committee in November 2001. No member of the Compensation Committee was an officer or employee of the Corporation or any of its subsidiaries during the fiscal year ended June 30, 2002.

                              CERTAIN TRANSACTIONS

     In 1996 the Corporation entered into a contract with NDC Development Associates, Inc. ("Northland") to perform design, development, permitting and management activities related to the construction of new corporate facilities. An officer and principal of Northland is an immediate family member of the Corporation's chief executive officer. The Corporation paid Northland fees of $83,008, $29,453 and $285,813 for the fiscal years ended June 30, 2002, 2001 and
2000, respectively. The Corporation believes that these fees paid to Northland were made in the ordinary course of business on terms that were no less favorable to the Corporation than could have been obtained from unaffiliated parties. No amounts were owed to Northland as of June 30, 2002 or 2001.

     In conjunction with the development and construction of an additional facility, the Corporation is negotiating a similar arrangement with Northland to assist with the design, permitting activities and oversight of the construction of a new facility. This arrangement is subject to a competitive pricing analysis and review by the Audit Committee of the Board of Directors to ensure that the terms of the arrangement are fair and no less favorable to the Corporation than could be obtained from unaffiliated parties.

     The Corporation has arrangements with other parties that do not meet the technical disclosure requirements of related parties and are not material in the aggregate. These individual arrangements either fall under reporting thresholds or are with non-immediate family members of executive officers of the Corporation. The Corporation believes that the terms of these arrangements, which are based upon hourly rates for services performed, were fair and no less favorable to the Corporation than could have been obtained from unaffiliated parties.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table shows, as of August 31, 2002, any person who is known by the Corporation to be the beneficial owner of more than five percent of any class of voting securities of the Corporation. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and means generally the power to vote or dispose of the securities, regardless of any economic interest therein.

NAME AND ADDRESS                                              AMOUNT AND NATURE OF   PERCENT OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP     CLASS
-------------------                                           --------------------   ----------
Capital Research and Management Company (1).................       1,769,000            8.4%

---------------

(1) This information has been derived from a Schedule 13F filed with the Securities and Exchange Commission reporting ownership as of June 30, 2002. The reporting entity's address is 333 South Hope Street, Los Angeles, CA 90071.

          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

     The following information is furnished as of August 31, 2002, with respect to Common Stock of the Corporation beneficially owned within the meaning of Rule 13d-3 by (i) all Directors of the Corporation and nominees (the "Directors");
(ii) the Chief Executive Officer of the Corporation and the four most highly compensated executive officers of the Corporation other than the Chief Executive Officer (collectively, the "Named Executive Officers"); and (iii) all Directors and Named Executive Officers as a group. Unless otherwise indicated, the individuals named below held sole voting and investment power over the shares listed below.

NAME AND ADDRESS                                              AMOUNT AND NATURE OF   PERCENT
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP   OF CLASS
-------------------                                           --------------------   --------
James R. Bertelli(1)........................................       1,004,047           4.7%
Vincent A. Mancuso(2).......................................          57,018             *
G. Mead Wyman(3)............................................          81,830             *
Gordon B. Baty(4)...........................................          86,486             *
Albert P. Belle Isle(5).....................................         115,007             *
Sherman N. Mullin(6)........................................          42,587             *
James A. Dwyer(7)...........................................          13,924             *

NAME AND ADDRESS                                              AMOUNT AND NATURE OF   PERCENT
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP   OF CLASS
-------------------                                           --------------------   --------
Russell Johnsen(8)..........................................           9,924             *
Melvin Sallen(9)............................................          68,649             *
Richard P. Wallace..........................................               0             *
Douglas Flood(10)...........................................          36,336             *
Robert Becker (11)..........................................          11,175             *
John F. Alexander II (12)...................................               0             *
All Directors and Named Executive Officers As a Group (12
  persons)(13)..............................................       1,526,983           7.1%

---------------

  *  Less than 1.0%.

 (1) Includes 12,400 shares owned by Mr. Bertelli's spouse, and options to purchase 164,577 shares exercisable within sixty days of August 31, 2002.

 (2) Includes options to purchase 33,240 shares exercisable within sixty days of August 31, 2002.

 (3) Mr. Wyman resigned as Treasurer and Chief Financial Officer effective May 1, 2002 and remained as a Senior Vice President through June 20, 2002.

 (4) Includes options to purchase 33,007 shares exercisable within sixty days of August 31, 2002.

 (5) Includes options to purchase 33,007 shares exercisable within sixty days of August 31, 2002.

 (6) Includes options to purchase 26,987 shares exercisable within sixty days of August 31, 2002.

 (7) Includes options to purchase 9,924 shares exercisable within sixty days of August 31, 2002.

 (8) Includes options to purchase 9,924 shares exercisable within sixty days of August 31, 2002.

 (9) Includes 800 shares owned by Mr. Sallen's wife, 2,000 shares owned by the Lois S. Sallen Trust, of which Mr. Sallen is a co-trustee and options to purchase 29,349 shares exercisable within sixty days of August 31, 2002.

(10) Includes options to purchase 35,655 shares exercisable within sixty days of August 31, 2002.

(11) Includes options to purchase 11,175 shares exercisable within sixty days of August 31, 2002.

(12) Mr. Alexander joined the Corporation in April 2002 and has served as the Corporation's Senior Vice President, Chief Financial Officer and Treasurer since May 2002.

(13) Includes 386,845 shares which certain Directors and Executive Officers have the right to acquire upon the exercise of outstanding options, exercisable presently or within sixty days of August 31, 2002.

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee, Report of the Audit Committee and the Performance Graph on page 17 shall not be incorporated by reference into any such filing.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation.

     The Committee administers the Corporation's stock option plans, makes annual recommendations to the full Board of Directors regarding the chief executive officer's salary, bonus, and equity-based compensation, and oversees the executive compensation program for the Corporation's other employees, including its executive officers. The Committee is composed of three independent directors who are not employees of the Corporation.

COMPENSATION PHILOSOPHY

     The Corporation's compensation policies for executive officers are based on the belief that the interests of executives should be closely aligned with those of the Corporation's shareholders. The compensation policies are designed to achieve the following objectives:

     - Offer compensation opportunities that attract highly qualified executives, reward exceptional initiative and achievement, and retain the leadership and skills necessary to build long-term stockholder value.

     - Maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Corporation and the creation of stockholder value.

     - Further the Corporation's short and long-term strategic goals and values by aligning compensation with business objectives and individual performance.

EXECUTIVE COMPENSATION

     Compensation of executive officers other than the chief executive officer is determined by the chief executive officer and is subject to review by the Committee. The Committee historically has obtained outside survey data regarding executive and senior level compensation and provided this data to the chief executive officer to assist him in making compensation decisions. Compensation for executive officers is comprised of base salary, cash bonuses and periodic stock option grants.

     Base salary: Annual determinations of base salaries are made based in part on the competitive pay practices of companies in the same industry of similar size and market capitalization, the skills, performance level, and contribution to the business of the individual executives, and the needs of the Corporation.

     Cash incentive awards: The Corporation's executive officers are eligible to receive cash bonus awards designed to motivate executives to attain short-term and longer-term corporate and individual management goals. Award levels vary depending upon the achievement of performance criteria established by the chief executive officer. The bonus criteria for each executive officer are tailored to the achievement of financial and operational goals specifically developed for that officer's area or responsibility, as well as overall corporate performance and the attainment of other individual objectives. Consequently, there is a direct link between the compensation of the executive officers and the Corporation's performance.

     Industry benchmark bonus: When Mercury's results exceed the performance of the 50th percentile of the high-tech universe of the Russell 2000, an add-on will be applied to the executive officers' compensation. In calculating this bonus, Mercury's performance is based on revenue growth, profit growth and profit before tax as a percentage of sales.

     Long-term incentives: The Committee believes that stock options are an excellent vehicle for compensating its officers and employees. The Corporation provides long-term incentives through its stock option and stock purchase plans, a purpose of which is to create a direct link between executive compensation and increases in stockholder value. Stock options are granted at fair market value and vest in installments, generally over four years. When determining option awards for an executive officer, the Committee considers the executive's current contribution to Corporation performance, the anticipated contribution to meeting the Corporation's long-term strategic performance goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the

Corporation's Common Stock, this portion of the executive's compensation is directly aligned with an increase in stockholder value.

     Deferred Compensation Plan: An executive non-qualified deferred compensation plan ("Deferred Compensation Plan") was established during fiscal 2001. In accordance with the Deferred Compensation Plan, executives of the Company may elect to contribute up to 35% of their total compensation in a deferral account.

CHIEF EXECUTIVE COMPENSATION

     The chief executive officer's compensation is comprised of base salary, annual cash incentive awards and stock option grants.

     In determining the base salary paid to Mr. Bertelli for the year ended June 30, 2002, the Committee considered his level of responsibility, salary increases awarded to him in the past, his experience, his potential, and compensation programs of other companies of similar size and characteristics.

     Early in the year ended June 30, 2002, the Committee set Mr. Bertelli's base salary at $388,000 per annum (an increase of approximately 9% over his base compensation for the prior year), with the proviso that the increase not be paid until the lifting of the freeze on senior staff increases in salary. In fact, the salary freeze was not lifted and a roll-back of salaries was instituted as a result of which Mr. Bertelli received, for the year ended June 30, 2002, base salary in the amount of $314,052, which represents a decrease of approximately 11% from his base compensation for fiscal 2001.

     Annual cash bonuses to Mr. Bertelli are based on the attainment of individual and corporate performance targets established at the beginning of the fiscal year. Mr. Bertelli received a cash bonus of $45,000 with respect to the year ended June 30, 2002 in recognition of his achievement of certain non-financial goals. He did not receive any bonus related to corporate performance targets, such goals not having been achieved. Set forth below under the heading "Option Grants, Exercises and Holdings" in the section of this proxy statement entitled "Executive Compensation" are the options granted to Mr. Bertelli during the year ended June 30, 2002, as well as options granted subsequent to the close of fiscal 2002.

     In 1993, the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1,000,000 to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements. The Corporation has not adopted a policy that all executive compensation be fully deductible.

                                            By the Compensation Committee of the
                                            Board of Directors of Mercury
                                            Computer Systems, Inc.

                                            Melvin J. Sallen, Chairman
                                            Sherman N. Mullin
                                            James A. Dwyer

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Corporation's Board of Directors is currently composed of three members and acts under a written charter, a copy of which is attached to this Proxy Statement as Exhibit A. The members of the Audit Committee are independent directors, as defined by its charter and in accordance with the listing standards of the National Association of Securities Dealers, and possess the financial sophistication required by such charter and rules. The Audit Committee held six (6) meetings during the fiscal year 2002.

     Management is responsible for the Corporation's internal controls and the financial reporting process. The Corporation's independent accountants are responsible for performing an independent audit of the Corporation's financial statements in accordance with generally accepted auditing standards and issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Corporation's management, financial and accounting personnel and the independent auditors, the following:

     - the plan for, and the independent auditors' report on, each audit of the Corporation's financial statements;

     - the Corporation's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

     - management's selection, application and disclosure of critical accounting policies;

     - changes in the Corporation's accounting practices, principles, controls or methodologies;

     - significant risks and exposures and the steps management has taken to minimize such risks and exposures to the Corporation;

     - significant developments or changes in accounting rules applicable to the Corporation; and

     - the adequacy of the Corporation's internal controls, and financial and accounting personnel.

     The Audit Committee reviewed the Corporation's audited financial statements for the fiscal year ended June 30, 2002, and discussed these financial statements with the Corporation's management. Management represented to the Audit Committee that the Corporation's financial statements had been prepared in accordance with generally accepted accounting principles. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees), with the Corporation's independent auditors. SAS 61 requires the Corporation's independent auditors to discuss with the Corporation's Audit Committee, among other things, the following:

     - methods to account for significant unusual transactions;

     - the initial selection of and changes in significant accounting policies;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates;

     - adjustments arising from the audit that in the auditor's judgment have a significant effect on the Corporation's financial reporting; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Corporation's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Corporation.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Corporation's Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended June 30, 2002.

     Management has advised us that for the year ended June 30, 2002, the Corporation was billed by its independent auditors, PricewaterhouseCoopers LLP ("PwC") for services in the following categories:

     AUDIT FEES: PwC billed the Corporation an aggregate of $246,465 in fees for professional services rendered in connection with the audit of the Corporation's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Corporation's Quarterly Reports on Form 10-Q during the last fiscal year.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC did not bill the Corporation for any professional services rendered for the most recent fiscal year in connection with financial information systems design or implementation, the operation of the Corporation's information system or the management of its local area network.

     ALL OTHER FEES: PwC billed the Corporation an aggregate of $462,361 for all other services rendered for the most recent fiscal year. All Other Fees includes fees for the following routine audit and tax services:


Tax advice and tax return assistance........................   $281,898
Due diligence, accounting and tax advice in support of
  acquisitions and other accounting matters.................   $180,463

     We have considered and determined that the provision of the non-audit services noted in the foregoing table is compatible with maintaining PwC's independence.

 BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MERCURY COMPUTER SYSTEMS,
                                      INC.
                            Audit Committee for 2002
                            Gordon B. Baty, Chairman
                              Albert P. Belle Isle
                               Russell K. Johnsen

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return of the Corporation's Common Stock against the cumulative total return of the MG Group 810 Diversified Computer Systems Index (consisting of 13 companies) and the Russell 2000 Index for the period 1/31/98 through 6/30/02. The graph and table assume that $100 was invested on 1/31/98 in each of the Corporation's Common Stock, the MG Group 810 Diversified Computer Systems Index, and the Russell 2000 Index and that all dividends were reinvested. This data was furnished by Media General Financial Services, Richmond, Virginia.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG MERCURY COMPUTER SYSTEMS, INC.,
                     RUSSELL 2000 INDEX AND MG GROUP INDEX
[PERFORMANCE GRAPH]

                                                    MERCURY COMPUTER
                                                      SYSTEMS, INC.              MG GROUP INDEX            RUSSELL 2000 INDEX
                                                    ----------------             --------------            ------------------
1/31/98                                                  100.00                      100.00                      100.00
6/30/98                                                  138.10                      108.24                      106.61
6/30/99                                                  307.14                      230.49                      107.19
6/30/00                                                  615.48                      274.74                      120.96
6/30/01                                                  840.00                      184.10                      119.89
6/30/02                                                  412.76                      106.82                      108.12

                     ASSUMES $100 INVESTED ON JAN. 31, 1998
                          ASSUMES DIVIDEND REINVESTED

                               EXECUTIVE OFFICERS

NAME                                        AGE                    POSITION
----                                        ---                    --------
James R. Bertelli.........................  62    President, Chief Executive Officer,
                                                  Director and Co-founder

John F. Alexander II......................  46    Senior Vice President, Chief Financial
                                                  Officer and Treasurer

Vincent A. Mancuso........................  55    Vice President and Director of Government
                                                  Electronics Group

Robert Becker.............................  43    Senior Vice President of Operations

Douglas Flood.............................  45    Vice President, Corporate Development

     MR. BERTELLI co-founded the Corporation in 1981, and has served as the Corporation's President, Chief Executive Officer and a Director since that time. For further information, see "Election of Directors."

     MR. ALEXANDER joined the Corporation in April 2002 and has served as the Corporation's Senior Vice President, Chief Financial Officer and Treasurer since May 2002. From 1999 to 2002, Mr. Alexander was an independent management consultant and an adjunct professor at Babson College. From 1982 to 1999, he held a number of operating and financial positions at EG&G Inc. (subsequently renamed Perkin Elmer), serving as the company's Corporate Controller from 1991 to 1995 and Chief Financial Officer from 1996 to 1999. Mr. Alexander was previously employed by Coopers & Lybrand.

     MR. MANCUSO joined the Corporation in January 1997 as Vice President and Director of Government Electronics Group. Before joining Mercury, Mr. Mancuso was Director of Federal Sales at Siemens Pyramid Information Systems, Inc. from 1995 to 1996. From 1993 to 1995, he was Vice President of consulting at Federal Sources, Inc., an information services company. From 1991 to 1992, he was Vice President and General Manager at Government Technology Services, Inc., Advanced Systems Division. Mr. Mancuso served nineteen years at Hewlett Packard in various sales and marketing management positions.

     MR. BECKER joined the Corporation in May 2001 as Vice President of Engineering and has served as Senior Vice President of Engineering and Operations since November 2001. Before joining Mercury Mr. Becker was Vice President of Engineering at Microtouch Systems (now part of 3M Corporation) from 1998 to 2001. From 1993 to 1998 he was Vice President of Engineering at Picture Tel Corporation.

     MR. FLOOD has served as Vice President, Corporate Development since 1998. Prior to joining the Corporation, Mr. Flood was Senior Vice President for Business Development and Planning at FTP Software, Inc. from 1993 to 1998. Mr. Flood has also held positions at the law firm of Fish & Richardson, Dun & Bradstreet Corp., and Raytheon Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to the Corporation's Chief Executive Officer and each of the Corporation's four other most highly compensated executive officers (the "Named Executive Officers") for the Corporation's three most recent fiscal years ended June 30:

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM COMPENSATION
                                                                                        -------------------------
                                                     ANNUAL COMPENSATION                SECURITIES
                                        ---------------------------------------------   UNDERLYING
                                                                         OTHER ANNUAL    OPTIONS/     ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR   SALARY($)    BONUS($)     COMPENSATION    SARS(#)     COMPENSATION
---------------------------             ----   ----------   ---------    ------------   ----------   ------------
James R. Bertelli,....................  2002    $314,052    $ 45,000      $  18,048(1)    78,820       $19,965(2)
  President and CEO                     2001    $352,715    $245,443      $  18,169(1)    42,381       $21,771(3)
                                        2000    $332,750    $241,620      $   8,451(1)    30,104       $26,187(4)

G. Mead Wyman,........................  2002    $198,360    $ 23,690      $  14,667(1)     8,210       $15,046(5)
  Senior Vice President,                2001    $214,000    $137,435      $  14,890(1)    14,000       $16,075(6)
  Treasurer and CFO*                    2000    $200,000    $ 92,086      $   2,398(1)    26,000       $16,795(7)

Vincent A. Mancuso,...................  2002    $165,456         --+      $  16,268(1)    20,680       $18,345(8)
  Vice President and Director           2001    $178,500    $ 75,708      $  16,887(1)     7,000       $17,347(9)
  of Government Electronics Group       2000    $170,000    $117,975      $   2,596(1)    18,000       $12,042(10)

Douglas Flood,........................  2002    $173,564    $ 18,137      $  14,667(1)    12,810       $22,212(11)
  Vice President, Corporate
    Development                         2001    $187,250    $104,446      $  14,890(1)    10,500       $24,420(12)
                                        2000    $175,000    $ 72,025      $   2,398(1)    18,000       $ 5,100(13)

Robert Becker,........................  2002    $186,967    $ 24,188             --       33,850       $ 9,340(14)
  Senior Vice President Engineering
  and Operations

---------------

  * Mr. Wyman resigned as Treasurer and Chief Financial Officer effective May 1, 2002 and remained as a Senior Vice President through June 20, 2002.

  +  Mr. Mancuso's fiscal year 2002 bonus has not been determined.

 (1) Represents automobile allowance and compensation related to automobile leases provided by the Corporation.

 (2) Represents $4,497 matching contribution by the Corporation into Mr. Bertelli's 401(k) plan for the benefit of Mr. Bertelli, a premium of $12,686 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Bertelli, and $2,783 paid in connection with tax preparation fees.

 (3) Represents $5,100 matching contribution by the Corporation into Mr. Bertelli's 401(k) plan for the benefit of Mr. Bertelli, and a premium of $16,671 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Bertelli.

 (4) Represents $5,100 matching contribution by the Corporation into Mr. Bertelli's 401(k) plan for the benefit of Mr. Bertelli, a premium of $20,337 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Bertelli, and $750 paid in connection with tax preparation fees.

 (5) Represents $4,859 matching contribution by the Corporation into Mr. Wyman's 401(k) plan for the benefit of Mr. Wyman, and a premium of $10,187 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Wyman.

 (6) Represents $5,100 matching contribution by the Corporation into Mr. Wyman's 401(k) plan for the benefit of Mr. Wyman, and a premium of $10,975 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Wyman.

 (7) Represents $5,100 matching contribution by the Corporation into Mr. Wyman's 401(k) plan for the benefit of Mr. Wyman, and a premium of $11,695 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Wyman.

 (8) Represents $6,633 matching contribution by the Corporation into Mr. Mancuso's 401(k) plan for the benefit of Mr. Mancuso, and a premium of $11,712 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Mancuso.

 (9) Represents $5,100 matching contribution by the Corporation into Mr. Mancuso's 401(k) plan for the benefit of Mr. Mancuso, and a premium of $12,247 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Mancuso.

(10) Represents $5,100 matching contribution by the Corporation into Mr. Mancuso's 401(k) plan for the benefit of Mr. Mancuso, and a premium of $6,942 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Mancuso.

(11) Represents $3,072 matching contribution by the Corporation into Mr. Flood's 401(k) plan for the benefit of Mr. Flood and a premium of $19,140 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Flood.

(12) Represents $5,100 matching contribution by the Corporation into Mr. Flood's 401(k) plan for the benefit of Mr. Flood and a premium of $19,320 paid by the Corporation for a split dollar life insurance policy for the benefit of Mr. Flood.

(13) Represents $5,100 matching contribution by the Corporation into Mr. Flood's 401(k) plan for the benefit of Mr. Flood.

(14) Represents $9,340 matching contribution by the Corporation into Mr. Becker's 401(k) plan for the benefit of Mr. Becker.

                     STOCK OPTION AND STOCK PURCHASE PLANS

     The Corporation had in effect its 1998 Stock Option Plan for Non-Employee Directors (the "1998 Plan"), which was terminated in August 2001, no options having been granted under such Plan in 2001; however, certain persons continue to hold options to purchase shares of common stock granted under the 1998 Plan. Additionally, the Corporation has in effect its 1997 Employee Stock Purchase Plan, 1997 Stock Option Plan, 1993 Stock Option Plan for Non-Employee Directors, 1991 Stock Option Plan, and 1982 Stock Option Plan (together with the 1998 Plan, collectively the "Stock Option and Purchase Plans"). The Corporation is no longer permitted to grant options under its 1982 Stock Option Plan, its 1993 Stock Option Plan for Non-Employee Directors, or its 1998 Stock Option Plan for Non-Employee Directors; however, certain persons continue to hold options to purchase shares of common stock granted under such plans. The Compensation Committee of the Board of Directors is responsible for the administration and interpretation of the Stock Option and Purchase Plans. Copies of the Stock Option and Purchase Plans are available from the Clerk of the Corporation upon request.

                     OPTION GRANTS, EXERCISES AND HOLDINGS

     Option Grants. The following table sets forth certain information regarding options granted to the Named Executive Officers during the year ended June 30, 2002. The Corporation did not issue any stock appreciation rights ("SARs") during the three most recent fiscal years ended June 30, 2002.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                           ------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                            NUMBER OF    PERCENT OF TOTAL                            AT ASSUMED ANNUAL RATES OF
                           SECURITIES       OPTION/SARS                             STOCK PRICE APPRECIATION FOR
                           UNDERLYING       GRANTED TO       EXERCISE                      OPTION TERM(1)
                           OPTION/SARS     EMPLOYEES IN        PRICE                -----------------------------
          NAME             GRANTED(#)     FISCAL YEAR(%)     ($/SHARE)     DATE         5%($)          10%($)
          ----             -----------   -----------------   ---------   --------   -------------   -------------
James R. Bertelli(2).....    19,738           1.7686%         $25.37       9/6/01    $  314,921      $  798,071
                              8,820           0.7903%         $25.55      9/10/01       141,722         359,151
                             50,262           4.5037%         $37.15     10/15/01     1,174,293       2,975,889

G. Mead Wyman(3).........     3,210           0.2876%         $25.55      9/10/01        51,579         130,712
                              5,000           0.4480%         $37.15     10/15/01       116,817         296,038

Vincent A. Mancuso (4)...     2,680           0.2401%         $25.55      9/10/01        43,063         109,130
                             18,000           1.6129%         $37.15     10/15/01       420,542       1,065,736

Douglas Flood (5)........     2,810           0.2518%         $25.55      9/10/01        45,152         114,424
                             10,000           0.8960%         $37.15     10/15/01       233,634         592,075

Robert Becker (6)........     2,850           0.2554%         $25.55      9/10/01        45,795         116,052
                             15,000           1.3441%         $37.15     10/15/01       350,452         888,113
                             16,000           1.4337%         $29.80      4/15/02       299,857         759,896

---------------

(1) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), shown are the gains or "option spreads" that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the Commission and do not represent the Corporation's estimate or projection of future Common Stock prices.

(2) No options were exercisable at June 30, 2002. Options vest as to 19,738 shares in increments of 6,579 shares on September 6 in each of 2002, 2003, and 2004; 8,820 shares in increments of 4,410 on September 10 in each of 2002 and 2003 and 50,262 shares in increments of 12,565 shares on October 15 in each of 2002, 2003, 2004 and 2005 so long as Mr. Bertelli's employment with the Corporation has not been terminated.

(3) No options were exercisable at June 30, 2002.

(4) No options were exercisable at June 30, 2002. Options vest as to 2,680 shares in increments of 1,340 shares on September 10 in each of 2002 and 2003 and 18,000 shares in increments of 4,500 on each of 2002, 2003, 2004 and 2005 so long as Mr. Mancuso's employment with the Corporation has not been terminated.

(5) No options were exercisable at June 30, 2002. Options vest as to 10,000 shares in increments of 2,500 shares on October 15 in each of 2002, 2003, 2004 and 2005 so long as Mr. Flood's employment with the Corporation has not been terminated.

(6) No options were exercisable at June 30, 2002. Options vest as to 2,850 shares in increments of 1,425 shares on September 10 in each of 2002 and 2003; 15,000 shares in increments of 3,750 shares on October 15 in each of 2002, 2003, 2004 and 2005; and 16,000 shares in increments of 5,333 shares on April 15 in each of 2003, 2004 and 2005 so long as Mr. Becker's employment with the Corporation has not been terminated.

                  OPTIONS GRANTED SUBSEQUENT TO JUNE 30, 2002

     During 2002, the Compensation Committee and the Board of Directors changed the timing of granting stock options for directors, officers and employees to the first board meeting following the close of the Corporation's fiscal year. As a result, from July 31, 2002 through August 5, 2002 the following stock options were granted to Directors, Officers and others:

INDIVIDUAL                                         SHARES     EXERCISE PRICE
----------                                         -------   -----------------
Gordon A. Baty...................................    6,000        $19.48
Albert P. Belle Isle.............................    6,000        $19.48
Robert D. Becker.................................   38,000        $19.01
James A. Dwyer...................................    6,000        $19.48
James R. Bertelli................................  115,000        $16.45
Russell Johnson..................................    6,000        $19.48
Vincent A. Mancuso...............................   11,248        $19.01
Sherman Mullin...................................    6,000        $19.48
Melvin Sallen....................................    6,000        $19.48
Others...........................................  562,852   $16.45 to $19.48
                                                   -------
Total............................................  763,100
                                                   =======

                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND 6/30/02 OPTION VALUES

     The following table provides information on option exercises and on the value of the Named Executive Officers' unexercised options at June 30, 2002.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS EAT
                           SHARES                       OPTIONS AT FISCAL YEAR-END       FISCAL YEAR-END($)(1)
                         ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED($)(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   --------------   -----------   -------------   -----------   -------------
James R. Bertelli......         0        $        0       125,400        118,157      $1,657,805       $93,322
G. Mead Wyman..........    94,000         2,209,870        16,500         35,710               0        52,300
Vincent A. Mancuso.....    17,500           488,404        24,850         36,530         317,900        20,920
Douglas Flood..........         0                 0        21,125         71,685         169,050       507,150
Robert Becker..........         0                 0         6,000         51,850               0             0

---------------

(1) Value of unexercised in-the-money stock options represents the difference between the exercise prices of the stock options and the closing price of the Corporation's Common Stock on The Nasdaq National Market on June 30, 2002.

(2) Value realized on exercise represents the difference between the exercise prices of stock options exercised and the trading price of the Corporation's Common Stock on The Nasdaq National Market on the date of such exercise.

                                 OTHER MATTERS

     Independent Public Accountants. The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended June 30, 2003. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of PricewaterhouseCoopers LLP was approved by the Board of Directors at the recommendation of the Audit Committee of the Board of Directors.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons beneficially owning more than 10% of the outstanding Common Stock of the Corporation to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors, and greater than 10% beneficial owners of Common Stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Corporation believes that during the fiscal year ended June 30, 2002, all Section 16(a) filing requirements applicable to its officers, Directors, and beneficial owners of greater than 10% of its Common Stock were complied with, except that through inadvertence, (i) the Forms 5 reporting option grants for each of the following individuals was not timely filed: James R. Bertelli, three grants; Vincent Mancuso, one grant; Gordon Baty, one grant; Albert Belle Isle, one grant; Sherman Mullin, one grant; James Dwyer, two grants; Russell Johnson, two grants; Douglas Flood, one grant; and Robert Becker, one grant was not timely reported;
(ii) the Form 3 for Robert Becker; and (iii) a Form 4 for Mead Wyman regarding two transactions was not timely filed. The Corporation has since rectified this process.

     Deadlines for Submission of Stockholder Proposals. Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2003 must be received at the Corporation's principal executive offices in Chelmsford, Massachusetts on or before June 20, 2003. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of such securities rules. In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Corporation does not receive notice of a stockholder proposal to be raised at its 2003 Annual Meeting of Stockholders on or before September 3, 2003, then in such event, the proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2003 Annual Meeting of Stockholders.

     In addition to the Securities and Exchange Commission requirements regarding stockholder proposals, the Corporation's By-Laws contain provisions regarding matters to be brought before stockholder meetings. If stockholder proposals, including proposals regarding the election of Director, are to be considered at the 2003 Annual Meeting of Stockholders, notice of them whether or not they are included in the Corporation's proxy statement and form of proxy must be given by personal delivery or by United States mail, postage prepaid, to the Clerk of the Corporation on or before August 2, 2003.

     Other Matters. Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may retain a proxy solicitation firm to aid in soliciting proxies from its stockholders. The fees of such firm are not expected to exceed $10,000 plus reimbursement for out-of-pocket expenses.

                                  10-K REPORT

     THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO MR. JOHN F. ALEXANDER II, CHIEF FINANCIAL OFFICER, MERCURY COMPUTER SYSTEMS, INC., 199 RIVERNECK ROAD, CHELMSFORD, MASSACHUSETTS 01824.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                          By order of the Board of Directors

                                          /s/ Anthony J. Medaglia, Jr.
                                          ANTHONY J. MEDAGLIA, JR., Clerk

Chelmsford, Massachusetts
October 17, 2002

                                   EXHIBIT A
                            AUDIT COMMITTEE CHARTER
                                    PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

                                   MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board. The members of the Committee shall meet the independence and experience requirements of applicable statutes and regulations, including the requirements of NASDAQ.

KEY RESPONSIBILITIES

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     - The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, to assist the Committee in fulfilling its oversight responsibilities.

     - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the matters (if any) required to be discussed by SAS No. 61 in connection with the interim financial reviews conducted by the outside auditors to assist the Committee in fulfilling its oversight responsibilities; this review will occur prior to the Company's filing of the Form 10-Q.

     - The Committee shall receive from time to time the outside auditor reports concerning:

          - all critical accounting policies and practices to be used;

          - all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

          - other material written communications between the registered public accounting firm and the management of the Company, such as any management letter or schedule of unadjusted differences.

     - The Committee shall discuss with management and the outside auditors:

          - the accounting policies of the Company which may be viewed as critical; the nature and extent of any significant changes in accounting principles or the application thereof; significant judgment areas; significant risks and exposures and the steps management has taken to minimize such risks to the Company; and the quality and adequacy of the Company's internal controls, accounting policies and estimates.

          - the terms and effects of any transactions with parties related to the Company which are significant in size or which involve terms or other aspects which differ from those which would likely be negotiated with an unaffiliated third party and which are material to an understanding of the Company's financial statements.

          - the nature of any off-balance sheet structures, including financing arrangements, and their potential impact on the Company and its financial statements.

     - The Committee shall:

          - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

          - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence;

          - take appropriate action to oversee the independence of the outside auditor.

          - preapprove all auditing and non-audit services provided to the Company by the outside auditor. The Committee may delegate to one or more of its members the authority to grant such preapprovals. Preapprovals granted by any such delegate shall be presented to the full Committee at its next scheduled meeting.

          - establish procedures for:

             - the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

             - the confidential, anonymous submission by employees of the
               Company of concerns regarding questionable accounting or auditing matters.

             - The Committee shall have sole authority to appoint or replace the outside auditor, to determine all compensation to be paid to the outside auditor and to oversee the work of the outside auditor (including resolution of disagreements between management and the outside auditor regarding financial reporting). The outside auditor shall report directly to the Committee.

             - The Committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, commencing with the proxy statement for the 2001 Annual Meeting.

             - Based on the criteria set forth in Item 306(a) of Regulation S-K and, if so determined by the Committee, recommend to the Board of Directors that the audited financial statements for each fiscal year be included in the Company's Annual Report on Form 10-K in respect of such year.

             - The Committee shall conduct an appropriate review of all related party transactions on an ongoing basis and the approval of the Committee shall be required for all related party transactions. The term related party transaction shall have the meaning ascribed to it for purposes of Rule 4350(h) of NASDAQ.

             - The Committee shall have the authority to engage and determine financing for independent counsel and other advisers as it determines necessary to carry out its duties.

     - The Committee will perform such other functions as may be required by law, the Company's Certificate of Incorporation or its By-Laws.

Adopted by the Board of Directors September 20, 2002

                         MERCURY COMPUTER SYSTEMS, INC.
                           SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 19, 2002

The undersigned hereby appoints James R. Bertelli and Anthony J. Medaglia, Jr., and each of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting in Lieu of the 2002 Annual Meeting of Stockholders of Mercury Computer Systems, Inc. to be held on November 19, 2002 at 10:00 a.m. at the Boston Museum of Science, Science Park, Boston, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting including the proposals as set forth on the reverse side of this Proxy Card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED IN FAVOR OF THE PROPOSALS.

PLEASE VOTE, DATE, AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

{Top half of Proxy Card}

(X) PLEASE MARK VOTES AS IN THIS EXAMPLE.

MERCURY COMPUTER SYSTEMS, INC.


1.   Election of Directors:


             NOMINEES: (01) Dr. Gordon R. Baty

             (2) Mr. Sherman N. Mullin

                       FOR           WITHHELD
                       [ ]             [ ]


            [ ] _________________________________________
                For all nominees except as noted above.


2. Authorization to amend the Mercury Computer Systems, Inc. 1997 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, from 5,650,000 shares to 6,650,000 shares.

               FOR                 AGAINST             ABSTAIN
               [ ]                   [ ]                 [ ]


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Mark box at right if an address change or comment has
been noted on the reverse side of this card.                             [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING                              [ ]

PLEASE BE SURE TO DATE AND SIGN THIS PROXY.


Signature: _____________ Date: ________ Signature: ______________ Date: ________

DETACH CARD                         DETACH CARD                      DETACH CARD

{Bottom half of Proxy Card}

MERCURY COMPUTER SYSTEMS, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


Dear Stockholder:

Please take note of the important information enclosed with this Proxy Card. There are a number of issues related to the management of your company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Stockholders on November 19, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Mercury Computer Systems, Inc.

                         MERCURY COMPUTER SYSTEMS, INC.
                             1997 STOCK OPTION PLAN


         1.       PURPOSE OF THE PLAN.

         This stock option plan (the "Plan") is intended to encourage ownership of the stock of Mercury Computer Systems, Inc. (the "Company") by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

         2.       STOCK SUBJECT TO THE PLAN.

         (a) The maximum number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall be six million six hundred fifty thousand (6,650,000) shares. The maximum number of shares of Common Stock available for granting incentive stock options under this Plan shall be six million six hundred fifty thousand (6,650,000) shares. These limitations and all other limitations on the number of shares referenced in this Plan shall be subject to adjustment as provided in Section 12 of the Plan. Shares issued under the Plan may be authorized but unissued shares of Common Stock, or shares of Common Stock held in treasury by the Company.

          (b) If an option granted hereunder shall expire or terminate for any reason without having vested fully or having been exercised in full, the unvested and/or unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

         (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

         3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors. The selection of persons for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Committee. The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

         4.       TYPE OF OPTIONS.

         Options granted pursuant to the Plan shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Committee. The Plan shall be administered by the Committee in such manner as to permit options to qualify as incentive stock options under the Code.

         5.       ELIGIBILITY.

         Options designated as incentive stock options shall be granted only to employees (including officers and directors who are also employees) of the Company and any of its subsidiaries. Options designated as non-qualified options may be granted to officers, directors, employees, consultants, and advisors of the Company or of any of its subsidiaries. "Subsidiary" or "subsidiaries" shall be as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations") and shall include present and future subsidiaries.

         The Committee shall, from time to time, at its sole discretion, select from such eligible individuals those to whom options shall be granted and shall determine the number of shares to be subject to each option. In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be granted to any individual, the Committee in its sole discretion shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

         No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the combined voting power of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

         The maximum number of shares of the Company's Common Stock with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 200,000 shares, taking into account shares granted during such taxable year under options that are terminated or repriced.

         6.       OPTION AGREEMENT.

         (a) Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual.

         (b) Unless the Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any option (whether vested or unvested, exercised or unexercised) at any time if the optionee is not in compliance with all applicable provisions of the Agreement and the Plan, or if the optionee engages in any "Detrimental Activity." For purposes of this
Section 6, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company's Employee Confidentiality Agreement or such other agreement regarding confidential information and intellectual property that the optionee and the Company may enter into (collectively, the "Confidentiality

Agreement"), relating to the business of the Company, acquired by the optionee either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Confidentiality Agreement or otherwise, all right, title and interest in any invention or idea, patentable or not, made or conceived by the optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the optionee's employment for cause; (v) a material violation of any rules, policies, procedures or guidelines of the Company; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or (vii) the optionee being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company.

         (c) Upon exercise, payment, or delivery pursuant to an option, the optionee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event an optionee engages in any Detrimental Activity as set forth in paragraphs
(b)(i)-(viii) of this Section 6 prior to, or during the six (6) months after, any exercise, payment, or delivery pursuant to an option, such exercise, payment, or delivery may be rescinded by the Company within two (2) years thereafter. In the event of any such rescission, the optionee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery, in such manner and on such terms and conditions as may be required, and the Company shall also be entitled to set-off against the amount of any such gain any amount owed to the optionee by the Company, and to be reimbursed for any attorney's fees or other costs or expenses incurred in enforcing this Section 6 of the Plan.

         7.       OPTION PRICE.

         The option price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options shall be determined by the Committee, but in no event shall the option price of a non-qualified stock option be less than 100% of the fair market value of such Common Stock at the time the option is granted, as determined by the Committee. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be not less than the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the Regulations promulgated under Section 422 of the Code. If the shares of Common Stock are listed on any national securities exchange, or traded on the National
Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System, the fair market value of a share of Common Stock on the date of grant of an option shall be the closing price, if any, on the largest such exchange, or if not traded on an exchange, the Nasdaq National Market System on such day, or if the date of grant is not a business day, the business day immediately preceding the date of the grant, or if there are no sales of shares of Common Stock on the date of grant or on the business day immediately preceding the date of grant, the fair market value of a share of Common Stock shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NM, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of grant, or if the date of grant is not a business day the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations
Section 25.2512-2. If the fair market value cannot be determined under the preceding two sentences, it shall be determined in good faith by the Committee.

         8.       MANNER OF PAYMENT; MANNER OF EXERCISE.

         (a) Options granted under the Plan may provide for the payment of the exercise price, as determined by the Committee and set forth in the Option Agreement, by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, or
(iv) payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with Section 7 hereof. To facilitate clause (iv) above, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The date of exercise shall be the date of delivery of such exercise notice.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after 9:00 a.m. but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a stockholder of the Company as to the Shares acquired upon such exercise.

         9.       VESTING OF OPTIONS.

                  Except as otherwise provided in an optionee's Agreement, each option granted under the Plan shall, subject to Section 10 and Section 12 hereof, be exercisable with reference to the option's Vesting Reference Date (the date selected by the Committee) as follows: prior to the First Anniversary Date of the Vesting Reference Date - zero percent (0%); on the First Anniversary Date of the Vesting Reference Date - twenty five percent (25%); on the Second Anniversary Date of the Vesting Reference Date - fifty percent (50%); on the Third Anniversary Date of the Vesting Reference Date - seventy-five percent (75%); and on the Fourth Anniversary Date of the Vesting Reference Date - one hundred percent (100%). Notwithstanding any other provisions of this section, in the event of a Change of Control (as hereinafter defined) of the Company, fifty percent (50%) of the unvested shares of each Participant with a minimum of six months' service will automatically be fully Vested; in the event of a Change of Control of the Company not approved by the Board of Directors prior to such Change of Control, all of the Shares shall be fully Vested immediately upon such Change of Control. For purposes of the Plan, a "Change of Control" shall be deemed to have occurred if any of the following conditions have occurred: (1) the merger or consolidation of the Company with another entity where the Company is not the surviving entity and where after the merger or consolidation (i) its stockholders prior to the merger or consolidation hold less than 50% of the voting stock of the surviving entity and (ii) its Directors prior to the merger or consolidation are less than a majority of the Board of the surviving entity;
(2) the sale of all or substantially all of the Company's assets to a third party and subsequent to the transaction (i) its stockholders hold less than 50% of the stock of said third party and (ii) its Directors are less than a majority of the Board of said third party; (3) a transaction or series of related transactions, including a merger of the Company with another entity where the Company is the surviving entity, whereby 50% or more of the voting stock of the Company is transferred to parties who are not prior thereto stockholders or affiliates of the Company; or
(4) the Continuing Directors shall not constitute a majority of the Board of Directors of the Company. The term "Continuing Directors" shall mean a member of the Board of Directors of the Company who either was a member of the Board of Directors of the Company on the date this Plan was adopted by the Board of Directors or who subsequently became a director of the Company and whose initial appointment, initial election or initial nomination for election by the Company's shareholders subsequent to such date was approved by a vote of a majority of the Continuing Directors then on the Board of Directors of the Company.

                  To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than fifty (50) full shares of Common Stock.

                  Notwithstanding the foregoing, the Committee may in its discretion (i) specifically provide for another time or times of exercise (but not delay a vesting period) or (ii) accelerate the exerciseability of any option subject to such terms and conditions as the Committee deems necessary and appropriate.

         10. TERM AND EXERCISABILITY OF OPTIONS; RELATIONSHIP TO VESTING; NON-EMPLOYEE OPTIONS.

                  (a)      TERM AND EXERCISABILITY.

                           (1) The term of each option shall be as stated in the
                  optionee's Agreement, provided , however, that the term of an option shall not exceed ten (10) years from the date of the granting thereof, subject to earlier termination as provided in the Plan and the Agreement.

                           (2) Except as otherwise provided in the optionee's
                  Agreement, or this Section 10, an option granted to any employee who ceases to be an employee of the Company or one of its subsidiaries shall terminate ninety (90) days after the date of such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the last day of the term of the option, whichever occurs first.

                           (3) Except as otherwise provided in the optionee's
                  Agreement, if such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries, or on the last day of the term of the option, whichever occurs first.

                           (4) Except as otherwise provided in the optionee's
                  Agreement, if such termination of the employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the last day of the term of the option, whichever occurs first.

                           (5) Except as otherwise provided in the optionee's
                  Agreement, in the event of the death of an optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the last day of the term of the option, whichever occurs first.

                           (6) Except as otherwise provided in the optionee's
                  Agreement, if such termination of employment is because of the retirement of the optionee on or after attaining the minimum age, completing the minimum number of years of service, and satisfying of all other conditions specified for retirement status under the Company's Retirement Policy Statement as in effect at the time of the grant of the option, such option will terminate on the date that is five (5) years after the date the optionee ceases to be an employee of the Company or one of its subsidiaries, or the last day of the term of the option, whichever occurs first.

                           (7) Notwithstanding subparagraphs (2) through (6)
                  above, the Committee shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate.

         (b) RELATIONSHIP TO VESTING. Except as otherwise provided in the optionee's agreement, an option granted to an employee who ceases to be an employee of the Company or one of its subsidiaries, whether by having become permanently disabled, as defined in Sedition 22(e)(3) of the Code, by death, or otherwise, shall be exercisable only to the extent that the right to purchase shares under such option has vested and accrued on the date that such optionee ceases to be an employee of the Company or one of its subsidiaries.

         (c) NON-EMPLOYEE OPTIONS. The term of an option granted to a non-employee director, a consultant, or any other person who is not an employee of the Company or one of its subsidiaries shall be stated in the optionee's Agreement, provided, however, that the term of an option shall not exceed ten
(10) years from the date of the granting thereof, subject to earlier termination as provided in the Plan and the Agreement. An option granted to a non-employee director, a consultant, or any other person who is not an employee of the Company or one of its subsidiaries shall be exercisable only to the extent so provided in the optionee's Agreement.

         11.      OPTIONS NOT TRANSFERABLE.

         The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him; provided, however, that in the case of a non-qualified stock option, the Committee may permit transferability of such options on such terms and conditions as determined by the Committee and set forth in the Option Agreement. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such option.

         12.      RECAPITALIZATIONS, REORGANIZATIONS AND THE LIKE.

         (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         (b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any Change of Control of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change of Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such Change of Control, less the option price therefor. Upon receipt of consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 7 hereof. The Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such Change of Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under
Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

         (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

         (d) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         13.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary thereof) or interfere in any way with the right of the Company (or any subsidiary thereof), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

         14.      WITHHOLDING.

         The Company's obligation to deliver shares upon the exercise of any option granted under the Plan and any payments or transfers under Section 12 hereof shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements.

         15.      RESTRICTIONS ON ISSUE OF SHARES.

         (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                       (1) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

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                       (2) Counsel for the Company shall have given an opinion,
which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

         (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

         16.      PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT
REGISTRATION.

         Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

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

         17.      MODIFICATION OF OUTSTANDING OPTIONS.

         The Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

         18.      APPROVAL OF STOCKHOLDERS.

         The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of the stockholders as provided for under applicable state law, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

         19.      TERMINATION AND AMENDMENT.

         Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 19, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations.

         20.      RESERVATION OF STOCK.

         The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

         21.      LIMITATION OF RIGHTS IN THE OPTION SHARES.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

         22.      NOTICES.

      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of

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business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.





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